Exhibit 99.3

FORM OF INSTRUCTIONS FOR USE OF HANMI FINANCIAL CORPORATION
SUBSCRIPTION RIGHTS CERTIFICATES

CONSULT THE INFORMATION AGENT, OR
YOUR BANK OR BROKER AS TO ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by Hanmi Financial Corporation (“we”, “us”, “our” or the “Company”) to the holders of record (the “Recordholders”) of our common stock (the “Common Stock”), as described further in the accompanying prospectus supplement dated June 11, 2010 (the “Prospectus”). Recordholders of the Common Stock at 5:00 p.m., New York time, on June 7, 2010 (the “Record Date”) are receiving, at no charge, non-transferable subscription rights (the “Subscription Rights”) to subscribe for and purchase shares of the Common Stock. In the Rights Offering, we are offering up to an aggregate of 50,000,000 shares of Common Stock to be issued in connection with the exercise of the Subscription Rights. Each Recordholder will receive one Subscription Right for each share of Common Stock that the Recordholder owned on the Record Date. Subscription Rights may only be exercised in whole numbers.

The Subscription Rights will expire, if not exercised prior to 5:00 p.m., New York time, on July 6, 2010, unless we extend the period of the Rights Offering beyond such date (as such date may be extended, the “Expiration Date”). Each whole Subscription Right entitles the holder to purchase one share of Common Stock (the “Basic Subscription Privilege”) at a subscription price of $1.20 per full share. For example, if you owned 1,000 shares of Common Stock on the Record Date, you would receive 1,000 Subscription Rights and would have the right to purchase 1,000 shares of Common Stock for $1.20 per share pursuant to your Basic Subscription Privilege.

In addition, each holder of Subscription Rights who exercises the Basic Subscription Privilege in full will be eligible to subscribe to purchase additional shares of Common Stock, subject to the conditions and limitations described further in the Prospectus (the “Over-Subscription Privilege”). We will not accept any over-subscription requests for less than 10,000 shares of our common stock, except from our non-executive officers and employees from whom we will accept over-subscription requests for 1,000 or more shares of our common stock. We reserve the right, exercisable in our sole discretion, to reject in whole or in part any requests to purchase additional shares that we may receive pursuant to the Over-Subscription Privilege, regardless of the availability of shares to satisfy these requests.

The Subscription Rights held by each Recordholder are evidenced by a subscription rights certificate (the “Subscription Rights Certificate”) registered in the Recordholder’s name. Your Subscription Rights are non-transferable, meaning that they may not be sold, transferred, or assigned to anyone else.

Each Recordholder will be required to submit payment in full for all of the shares of Common Stock that the Recordholder wishes to buy under the Basic Subscription Privilege and pursuant to the Over-Subscription Privilege before the Expiration Date.

Any excess subscription payments received by Computershare Inc. (the “Subscription Agent”) will be returned, without interest or penalty, as soon as practicable following the consummation of the Rights Offering, which will not take place until the earlier of when we have received total subscriptions in the rights offering and the best efforts public offering (described further in the Prospectus) of at least $105,000,000 in the aggregate, or the closing of the transaction with Woori (described further in the Prospectus) (the “Escrow Release Date”), or such earlier time as we may cancel the rights offering in our sole and absolute discretion. If the Escrow Release Date has not occurred on or prior to November 15, 2010, we will cancel the rights offering and the Subscription Agent will return the subscription payments received in the rights offering, without interest or penalty.

The Subscription Agent must receive your Subscription Rights Certificate or a properly completed and delivered Notice of Guaranteed Delivery, in either case with full payment of the total subscription amount, including final clearance of any uncertified personal checks, on or before 5:00 p.m., New York time, on the Expiration Date. Once you have exercised your Subscription Rights, you cannot cancel, revoke or otherwise amend the exercise of your Subscription Rights. If you do not exercise your Subscription Rights before the Expiration Date, then they will expire and you will have no further rights under them.

The number of Subscription Rights to which you are entitled and the corresponding number of shares of Common Stock that you may subscribe to purchase under your Basic Subscription Privilege are printed on the face of your Subscription Rights Certificate. You should indicate your wishes with regard to the exercise of your Subscription Rights, including any shares you wish to purchase pursuant to the Over-Subscription Privilege, by completing the appropriate portions of your Subscription Rights Certificate and returning the Subscription Rights Certificate to the Subscription Agent in the envelope provided. Please keep in mind that we will not accept over-subscription requests for less than 10,000 shares of Common Stock, except from our non-executive officers and employees, from whom we will accept over-subscription requests for 1,000 or more shares of Common Stock.

THE SUBSCRIPTION RIGHTS CERTIFICATE, OR NOTICE OF GUARANTEED DELIVERY, AND FULL PAYMENT OF THE TOTAL SUBSCRIPTION AMOUNT FOR ALL SHARES OF COMMON STOCK SUBSCRIBED FOR UNDER THE BASIC SUBSCRIPTION PRIVILEGE AND ANY ADDITIONAL SHARES OF COMMON STOCK SUBSCRIBED FOR PURSUANT TO THE OVER-SUBSCRIPTION PRIVILEGE, INCLUDING FINAL CLEARANCE OF ANY UNCERTIFIED PERSONAL CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, ON OR BEFORE 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE. ONCE A RECORDHOLDER HAS EXERCISED ANY SUBSCRIPTION RIGHTS, SUCH EXERCISE MAY NOT BE CANCELLED, REVOKED OR OTHERWISE AMENDED. SUBSCRIPTION RIGHTS THAT ARE NOT EXERCISED PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE WILL EXPIRE.

1.	Method of Subscription — Exercise of Subscription Rights

To exercise your Subscription Rights, complete your Subscription Rights Certificate and send the properly completed and executed Subscription Rights Certificate evidencing such Subscription Rights, together with payment in full of the total required subscription amount for all of the shares you intend to purchase under your Basic Subscription Privilege and any additional shares you wish to subscribe for pursuant to the Over-Subscription Privilege, to the Subscription Agent, by no later than 5:00 p.m., New York time, on the Expiration Date. Your full payment will be held in a segregated account to be maintained by our escrow agent, JPMorgan Chase Bank, National Association. All payments must be made in U.S. dollars by check or bank draft drawn upon a U.S. bank payable in each case to “Computershare Inc. (acting as subscription agent for Hanmi Financial Corporation)”. Payments will be deemed to have been received upon clearance of any uncertified personal check or receipt by the Subscription Agent of a certified check or bank draft drawn upon a U.S. bank. If you pay by uncertified personal check, please note that your payment may take five (5) or more business days to clear. Accordingly, if you wish to pay your subscription amount by means of uncertified personal check, we urge you to deliver your payment to the Subscription Agent sufficiently in advance of the Expiration Date to ensure that your payment is received and clears by the Expiration Date, and we also urge you to consider making your payment by means of a certified or cashier’s check.

The Subscription Rights Certificate and full payment of the total subscription amount must be delivered to the Subscription Agent by one of the methods described below:

By Overnight Courier (Until 5:00 pm. New York time on the expiration date of the rights offering subscription period):
By First Class Mail: Computershare Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011	Computershare Corporate Actions Voluntary Offer 250 Royall Street, Suite V Canton, MA 02021

Delivery to any address or by a method other than those set forth above does not constitute valid delivery.

If you have any questions, require any assistance in exercising your Subscription Rights, or require additional copies of relevant documents, please contact the Information Agent, Georgeson. Banks and brokers should call (212)440-9800 and stockholders should call (800) 509-0983.

By making arrangements with your bank or broker for the delivery of funds on your behalf, you may also request such bank or broker to exercise the Subscription Rights Certificate on your behalf. Alternatively, you may request a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each an “Eligible Institution”), to deliver a written guarantee in the form included with these instructions (the “Notice of Guaranteed Delivery”), together with payment in full of your total subscription amount, to the Subscription Agent by no later than 5:00 p.m., New York time, on the Expiration Date. Such Notice of Guaranteed Delivery must state your name, the number of Subscription Rights represented by your Subscription Rights Certificate, the number of shares of Common Stock that you intend to purchase under your Basic Subscription Privilege, the number of additional shares of Common Stock, if any, that you request to purchase pursuant to the Over-Subscription Privilege, and that you will guarantee the delivery to the Subscription Agent of a properly completed and executed Subscription Rights Certificate evidencing such Subscription Rights by no later than three (3) business days after the Expiration Date. If this procedure is followed, the properly completed Subscription Rights Certificate evidencing the Subscription Rights that you intend to exercise must be received by the Subscription Agent within three (3) business days after the Expiration Date. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as the Subscription Rights Certificate at the address set forth above or may be transmitted, if transmitted by an Eligible Institution, to the Subscription Agent by facsimile transmission to Facsimile No. (617) 360-6810. You should confirm receipt of all facsimile transmissions by calling the subscription agent at (781) 575-2332. The information agent will send you additional copies of the form of Notice of Guaranteed Delivery if you request them. Please call Georgeson, the information agent, to request any copies of the form of Notice of Guaranteed Delivery. Banks and brokers should call (212)440-9800 and stockholders should call (800) 509-0983.

If you do not indicate the number of Subscription Rights being exercised, or do not forward full payment of the total subscription amount, then you will be deemed to have exercised the maximum number of Subscription Rights that may be exercised with the amount of payment that you delivered to the Subscription Agent. If the Subscription Agent does not apply your full subscription payment to your purchase of shares of Common Stock, any excess subscription payments received by the Subscription Agent will be returned, without interest or penalty, to you as soon as practicable following the Escrow Release Date, or such earlier time as we may cancel the rights offering in our sole and absolute discretion.

Brokers, custodian banks, and other nominee holders of Subscription Rights who exercise the Subscription Rights on behalf of beneficial owners of Subscription Rights will be required to certify to the Company, the Subscription Agent, and the Information Agent, with respect to each beneficial owner of Subscription Rights (including such nominee itself) on whose behalf such nominee holder is acting, as to the aggregate number of Subscription Rights that have been exercised and the corresponding number of shares of Common Stock subscribed for pursuant to the Basic Subscription Privilege and, in connection with any subscription request pursuant to the Over-Subscription Privilege, the number of shares of Common Stock subscribed for pursuant to the Over-Subscription Privilege, and, with respect to those beneficial owners that certified to the nominee holder that they are an employee or non-executive officer of the Company, also listing their names.

We offer no assurance that any subscription requests delivered by any holder of Subscription Rights pursuant to the Over-Subscription Privilege will actually be honored in whole or in part. The availability of shares of Common Stock that may be issued by the Company in connection with the Over-Subscription Privilege will depend on the number of shares subscribed for by Recordholders under the Basic Subscription Privilege and whether we elect in our sole discretion to issue any shares of Common Stock to accommodate subscription requests pursuant to the Over-Subscription Privilege, all of which is described further in the Prospectus. We further reserve the right, exercisable in our sole discretion, to reject in whole or in part any subscription requests, regardless of the availability of shares, which we may receive pursuant to the Over-Subscription Privilege. We will not accept any over-subscription requests for less than 10,000 shares of our common stock, except from our non-executive officers and employees from whom we will accept over-subscription requests for 1,000 or more shares of our common stock.

2.	Issuance of Common Stock

The following deliveries and payments will be made to the address shown on the face of your Subscription Rights Certificate, unless you provide instructions to the contrary in your Subscription Rights Certificate.

(a) Basic Subscription Privilege.  As soon as practicable after the Escrow Release Date and assuming the valid exercise of your Subscription Rights, the Subscription Agent will credit your account with the shares of Common Stock you have purchased pursuant to your Basic Subscription Privilege.

(b) Over-Subscription Privilege.  As soon as practicable after the Escrow Release Date and after all pro-rations and adjustments contemplated by the terms of the Rights Offering have been effected, the Subscription Agent will credit your account with the shares of Common Stock, if any, allocated to you pursuant to validly exercised and accepted subscription requests pursuant to the Over-Subscription Privilege.

(c) Excess Cash Payments.  As soon as practicable after the Escrow Release Date and after all pro-rations and adjustments contemplated by the terms of the Rights Offering have been effected, any excess subscription payment that you have paid to the Subscription Agent will be returned, without interest or penalty, to you.

3.	Execution

(a) Execution by Registered Holder.  The signature on the Subscription Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Subscription Rights Certificate without any alteration or change whatsoever. Persons who sign the Subscription Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b) Execution by Person Other than Registered Holder.  If the Subscription Rights Certificate is executed by a person other than the holder named on the face of the Subscription Rights Certificate, proper evidence of authority of the person executing the Subscription Rights Certificate must accompany the same, unless, for good cause, the Subscription Agent dispenses with proof of authority.

4.	Method of Delivery

The method of delivery of Subscription Rights Certificates and payment in full of the total subscription amount to the Subscription Agent will be at the election and risk of the holders of the Subscription Rights. If sent by mail, we recommend that you send your Subscription Rights Certificate and subscription payment by overnight courier or by registered mail, properly insured, with return receipt requested, and that you allow a sufficient number of days to ensure delivery to the Subscription Agent and clearance of payment prior to the Expiration Date. We urge you to consider using a certified or cashier’s check to ensure that the Subscription Agent receives your funds prior to the Expiration Date. If you send an uncertified personal check, payment will not be deemed to have been received by the Subscription Agent until the check has cleared, which may take five (5) or more business days, but if you send a certified check or a bank draft drawn upon a U.S. bank, payment will be deemed to have been received by the Subscription Agent immediately upon receipt of your payment. If you wish to pay your subscription payment by means of an uncertified personal check, we urge you to deliver your payment to the Subscription Agent sufficiently in advance of the Expiration Date to ensure that your payment is received and clears by the Expiration Date.

5.	Special Provisions Relating to the Delivery of Subscription Rights through the Depository Trust Company

In the case of Subscription Rights that are held of record through The Depository Trust Company (“DTC”), exercises of the Basic Subscription Privilege and any subscription requests pursuant to the Over-Subscription Privilege may be effected by instructing DTC to transfer the Subscription Rights from the DTC account of such holder to the DTC account of the Subscription Agent and by delivering to the Subscription Agent the required certification as to the number of shares of Common Stock subscribed for under the Basic Subscription Privilege and the number of any additional shares subscribed for pursuant to the Over-Subscription Privilege by each beneficial owner of Subscription Rights on whose behalf such nominee is acting, together with payment in full of the total subscription amount for all of the shares of Common Stock subscribed for under the Basic Subscription Privilege and pursuant to the Over-Subscription Privilege on behalf of all such beneficial owners, and, with respect to those beneficial owners that certified to the nominee holder that they are an employee or non-executive officer of the Company, also their names.